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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  MAY 18, 2000
                Date of report (Date of earliest event reported)


                                 TELIDENT, INC.
               (Exact Name of Registrant as Specified in Charter)



            MINNESOTA                   0-20887                41-1533060

   (State or Other Jurisdiction      (Commission             (IRS Employer
         of Incorporation)           File Number)       Identification Number)




                        TEN SECOND STREET N.E., SUITE 212
                          MINNEAPOLIS, MINNESOTA 55413
          (Address of Principal Executive Offices, including Zip Code)




                                 (612) 623-0911
              (Registrant's Telephone Number, including Area Code)


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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

         On May 18, 2000, Telident, Inc. ("Telident") consummated its previously announced sale of substantially all of its assets to Teltronics, Inc. ("Teltronics"). Pursuant to the Agreement of Sale, as amended, Telident received 662,500 shares of Teltronics' common stock in exchange for such assets. Telident also announced that it will distribute approximately one share of Teltronics' common stock for every 7.6 outstanding shares of Telident common stock held of record as of the close of business on May 30, 2000.

         Reference is made to the press release issued to the public by Telident on May 18, 2000, and attached hereto as Exhibit 99.1, relating to the closing of the sale of substantially all of Telident's assets to Teltronics.

ITEM 5.       OTHER EVENTS

         On May 17, 2000, the shareholders of Telident approved the voluntary dissolution of Telident at a special meeting of shareholders.

         Reference is made to the press release issued to the public by Telident on May 17, 2000, and attached hereto as Exhibit 99.2, relating to shareholder approval of the voluntary dissolution of Telident.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial Statements of Business Acquired

              Not applicable.

         (b)  Pro Forma Financial Information

              Not applicable.

         (c)  Exhibits

              2.1 Agreement of Sale, dated December 31, 1999, by and between Telident and Teltronics, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Telident on January 7, 2000).

              2.2 Amendment to Agreement of Sale, dated February 16, 2000, by and between Telident and Teltronics, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Telident on February 29, 2000).

              2.3 Plan of Liquidation and Dissolution of Telident, Inc., dated February 14, 2000.

              99.1   Press release, dated May 18, 2000.

              99.2   Press release, dated May 17, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 31, 2000.


                                       TELIDENT, INC.

                                       By: /s/ Bruce H. Senske
                                          --------------------------------------
                                                Bruce H. Senske
                                                Interim Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
------        -----------

2.1 Agreement of Sale, dated December 31, 1999, by and between Telident and Teltronics, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Telident on January 7, 2000).

2.2 Amendment to Agreement of Sale, dated February 16, 2000, by and between Telident and Teltronics, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Telident on February 29, 2000).

2.3 Plan of Liquidation and Dissolution of Telident, Inc., dated February 14, 2000.

99.1          Press release, dated May 18, 2000.

99.2          Press release, dated May 17, 2000.


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